Exhibit 25

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A U.S. National Banking Association	41-1592157
(Jurisdiction of incorporation or	(I.R.S. Employer
organization if not a U.S. national	Identification No.)
bank)
Sixth Street and Marquette Avenue
Minneapolis, Minnesota	55479
(Address of principal executive offices)	(Zip code)

Stanley S. Stroup, General Counsel
WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
(612) 667-1234
(Agent for Service)

GRAPHIC PACKAGING CORPORATION
(Exact name of obligor as specified in its charter)

Delaware	23-2202691
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4455 Table Mountain Drive
Golden, Colorado	80403
(Address of principal executive offices)	(Zip code)

Graphic Packaging International Corporation
(Exact name of obligor as specified in its charter)

Colorado	84-1208699
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4455 Table Mountain Drive
Golden, Colorado	80403
(Address of principal executive offices)	(Zip code)
Graphic Packaging Holdings, Inc.
(Exact name of obligor as specified in its charter)
Colorado	84-1497312
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4455 Table Mountain Drive
Golden, Colorado	80403
(Address of principal executive offices)	(Zip code)

Golden Technologies Company, Inc.
(Exact name of obligor as specified in its charter)

Colorado	84-1134499
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4455 Table Mountain Drive
Golden, Colorado	80403
(Address of principal executive offices)	(Zip code)

Golden Equities, Inc.
(Exact name of obligor as specified in its charter)

Colorado	84-1212654
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4455 Table Mountain Drive
Golden, Colorado	80403
(Address of principal executive offices)	(Zip code)

GAC Aluminum Corporation
(Exact name of obligor as specified in its charter)

Colorado	84-0842034
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4455 Table Mountain Drive
Golden, Colorado	80403
(Address of principal executive offices)	(Zip code)

Lauener Engineering Limited
(Exact name of obligor as specified in its charter)

Delaware	84-1252296
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4455 Table Mountain Drive
Golden, Colorado	80403
(Address of principal executive offices)	(Zip code)

8 5/8% Senior Subordinated Notes due 2012
(Title of the indenture securities)

Item 1.    General Information.    Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller	of the Currency
Treasury	Department
Washington,	D.C.

Federal	Deposit Insurance Corporation
Washington,	D.C.

The	Board of Governors of the Federal Reserve System
Washington,	D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

The	trustee is authorized to exercise corporate trust powers.

Item 2.     Affiliations with Obligor.     If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.     Foreign Trustee.     Not applicable.

Item 16.     List of Exhibits.     List below all exhibits filed as a part of this Statement of Eligibility.

Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

Exhibit	1. a. A copy of the Articles of Association of the trustee now in effect.***

Exhibit 2.	a. A copy of the certificate of authority of the trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of “Norwest Bank Minnesota, National Association.”*

f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of “Wells Fargo Bank Minnesota, National Association.”****

Exhibit 3.	A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	Incorporated by reference to filing reference number 333-64954

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.
***	Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.
****	Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 1st day of April, 2002.

WE	LLS FARGO BANK MINNESOTA,
NA	TIONAL ASSOCIATION

/S/	: ROBERT L. REYNOLDS
Ro	bert L. Reynolds
Vic	e President

EXHIBIT 6

April 1, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Ve	ry truly yours,

WE	LLS FARGO BANK MINNESOTA,
NA	TIONAL ASSOCIATION

/S/	: ROBERT L. REYNOLDS
Ro	bert L. Reynolds
Vic	e President